                                                                   Exhibit 10.15

                                  [LOGO] Unum
                       Protecting everything you work for

                               MARKETING CONTRACT
                               ------------------

     This Contract is made effective       January 1, 2000      , by and between
                                     ------               ------
Unum Life Insurance Company of America and its affiliates ("Unum") and USI Insurance Services Corp. ("You"). It is mutually agreed that this Contract is set forth upon the following terms and conditions:

1.   AUTHORITY
     ---------

It is hereby agreed that:

     (1) You will provide access to and endorse and promote Unum to producers recruited, selected, employed, or contracted by You and identified as subject to this Contract on Unum's systems ("Your Producers") as the primary source for the types of insurance products listed on the Marketing Services Fees Schedule ("Unum Products") and will promote Unum to Your Producers in an attempt to encourage Your Producers to solicit and sell Unum's Products.

     (2) You will retain the rights to continue to act as an independent insurance and marketing entity in all respects as to all other insurance products of Your own and those of other companies.

     (3) You are not authorized to act on behalf of Unum by any promise or contract, incur any debt or liability in Unum's name, or alter any provision of any Unum Product. Your entire activity is devoted solely to providing access to, endorsing, and promoting Unum Products to Your Producers.

     (4) You shall have no authority to underwrite applications for Unum Products received from Your Producers or administer claims for Unum Products.

     (5) Unum reserves the right to withdraw Unum Products from any and all jurisdictions, or change rates or underwriting guidelines for Unum Products, at any time. Unum will use best efforts to notify you of such changes.

2.   RESPONSIBILITIES
     ----------------

A. You understand and agree that Your responsibilities under this Contract include the following:

     (1) You represent that You have performed any background investigation required by applicable state or federal law on all Your Producers subject to this Contract and that Your Producers have not been convicted of a state or federal felony crimes as of the date of the investigation that would prohibit or disqualify them from participating in the business of insurance.

     (2) You shall instruct Your Producers that:

          a. Your Producers are to solicit Unum Products only in jurisdictions where those Products are approved for sale. Unum will provide You with notice of the states in which Products are approved for sale.

          b. Unum Products may only be solicited by Your Producers who are legally licensed and duly appointed to solicit such Products.

          c. Your Producers shall not make any representations concerning Unum Products except those representations contained in sales literature and advertising materials provided by Unum or previously reviewed and approved in writing by Unum. Any such materials provided by Unum will remain the property of Unum.

     (3) You shall provide reasonable supervision designed to ensure that Your Producers do not violate any Unum procedures or policies of which Unum has notified You or any laws, rules or regulations of any federal, state or local government, department or bureau having jurisdiction over the sale and service of Unum Products.

     (4) You agree to indemnify, defend, and hold Unum and its affiliates harmless against any and all losses, fines, or damages resulting from acts, omissions or breach by You or Your Producers of any responsibilities, representations or obligations under this Contract or any unauthorized or fraudulent acts or omissions by You or Your Producers, during the term of this Contract unless such are occasioned by and directly result from the acts or omissions of Unum. This indemnification provision shall survive termination of this Contract.

     (5) You will extend every reasonable effort to support the interests of Unum in the sale of Unum Products by Your Producers.

     (6) You agree that, during the term of this Contract and for a period of six (6) months following the date of termination of this Contract, You will not actively recruit as Your employee any individual who had been employed in a field office of Unum during the one-year period immediately preceding the date on which the individual is proposed to be employed by You. A pattern of frequently employing such individuals will be deemed to be conclusive proof of active recruitment.

     (7) You hereby agree that You will not violate any laws, rules, or regulations of any federal, state or local government, department or bureau having jurisdiction over this Contract.

     (8) You will notify Unum immediately in writing of the termination by You of any of Your Producers, who are subject to the terms of this Contract or any relationship therewith, such notice to include the reason therefor.

     (9) You will provide copies of Your Producers' licensing and contracting files upon written request from Unum upon good cause.

     (10) You will designate a liaison to act as the primary contact for Unum in matters related to the Contract.

B. Unum understands and agrees that its responsibilities under this Contract include the following:

     (1) Unum will provide sales support to Your Producers similar to that provided to Unum's other producers.

     (2) At Unum's expense, Unum will supply Your Producers with sales kits, brochures, sales proposals, and any other materials that are customarily used by Unum's producers to sell Unum Products or to meet compliance requirements.

     (3) Unum will secure all appointments necessary for Your Producers to act as representatives of Unum. Unum has the sole right to accept, reject or terminate appointment of Your Producers to act as producers for Unum. Unum will notify You of any such termination. Any required appointment fees will be paid by Unum to the extent that Unum pays such fees for Unum producers. Your Producers shall be subject to Unum's normal business policies and procedures of which You are notified

     (4) Unum agrees that, during the term of this Contract and for a period of six (6) months following the date of termination of this Contract, Unum will not actively recruit as its employee any career agent or other individual who had been employed in Your field offices during the one-year period immediately preceding the date on which the individual is proposed to be employed by Unum. A pattern of frequently employing such individuals will be deemed to be conclusive proof of active recruitment.

     (5) Unum agrees to indemnify, defend, and hold You harmless against any and all losses, fines, or damages resulting from acts, omissions, or breach by Unum of any responsibilities, representations or obligations under this Contract or any unauthorized or fraudulent acts or omissions by Unum, during the term of this Contract unless such are occasioned by and directly result from the acts or omissions of You or Your Producers. This indemnification provision shall survive termination of this Contract.

     (6) Unum will not encourage Your Producers to solicit or sell products other than the Unum Products listed on the Marketing Service Fees Schedule.

     (7) Unum will have sole responsibility for providing problem resolution to Your Producers for all matters involving administration of Unum Products placed by Your Producers. Such problem resolution is to be handled in a manner consistent with Unum's normal operating procedure.

3.   MARKETING SERVICE FEES
     ----------------------

As compensation for the responsibilities and obligations assumed by You pursuant to this Contract, Unum will pay Marketing Service Fees as shown in the applicable Schedule(s) ("Exhibit A"): (1) for individual policies on applications taken, and (2) for employee benefits coverages, on coverages first effected, by your Producers during the term of this Contract. In no event shall Marketing Service Fees paid under this Contract exceed any limits imposed by applicable law or regulation. At any time Unum determines that it is necessary for Unum to change the rate of Marketing Service Fees under this Contract, Unum shall give You ninety (90) days written notice of such change. You represent that You are authorized under applicable laws and regulations to receive such Marketing Service Fees.

Unum shall have, as a condition precedent to payment of Marketing Service Fees due You under this

Contract, the right to offset against any such Marketing Service Fees, any debts, liabilities, obligations, or indebtedness which may become due at any time from You. Further, Unum shall have the right to use and apply amounts due under any and all contracts You have entered into with Unum or its affiliates to offset any debts, liabilities, obligations, or indebtedness that may accrue on any and all of said contracts. Prior to exercising its right to offset, Unurn shall provide You with thirty (30) days written notice. If within thirty (30) days of such notice, You satisfy all debts, liabilities, obligations, or indebtedness, no such offset shall occur. Any debts, liabilities, obligations, or indebtedness owed Unum shall immediately become due and payable upon termination of this Contract.

Unum will furnish You with periodic statements showing Marketing Service Fees payments made to You within such accounting period. Unum will also report to You the amount and type of premium recorded by Unum and the amount and type of compensation paid to Your Producers. You hereby agree that the ledger accounts of Unum shall be competent and sufficient evidence of the state of accounts between You and Unum. Failure by You to object in writing to any statement of account furnished by Unum to You within sixty (60) days from the date of such statement of account shall render such statement a correct account as between You and Unum. Any amount paid to You in error shall be due and payable immediately upon request by Unum.

Notwithstanding any term in this Contract to the contrary, Unum's obligation of payment of Marketing Service Fees to You will cease and all Marketing Service Fees may, at Unum's discretion, be forfeited if You systematically induce, directly or indirectly, policyholders of Unum to replace, or discontinue the payment of premiums on, Unum Products. This paragraph shall apply only in the event that a pattern and practice of replacement of more than 50% of Your inforce Unum Products is established and Unum remains a competitive provider of Unum Products.

4. PRODUCER COMPENSATION
   ---------------------

Your Producers will be required to enter into standard producer contracts with Unum in order to receive compensation, for the sale of Unum Products. Unum will pay compensation in accordance with its applicable schedules ("Exhibit B"). Such compensation will be paid directly to Your Producers in the same manner as Unum compensates its other producers. Compensation rates may be changed from time to time as set forth in such contracts. Compensation will be paid only to Your Producers who are properly licensed and appointed in the state in which an application is taken. Unum has the sole right to terminate such contracts subject to Unum's normal business policies and procedures. Existing producer contracts between Unum and Your Producers will continue in effect, subject to termination by Unum in accordance with its rules then in effect for all such contracts. Unum Products written under existing contracts will not be used in determining the Marketing Service Fees payable to You pursuant to this Contract. Unum will not knowingly enter into a separate contract with Your Producers for Unum Products as long as Your Producer still maintains an active relationship with You. However, if Your Producer demonstrates in writing that his or her relationship with You has ended, Unum may enter into a new producer contract not subject to the terms of this Contract.

5. INDEPENDENT CONTRACTOR
   ----------------------

You and Your Producers are independent contractors and not employees of Unum. Nothing contained in this Contract shall be construed to create the relation of employer and employee between Unum and You or Your Producers. Unum shall not be responsible for the payment of any employment, income or social security taxes for the privilege of doing business or arising in connection with the compensation payable to Your Producers involved in the provision of the services hereunder. Subject to this Contract, You and

Your Producers shall be free to conduct business with such other persons and entities and at such time and place as You and they may select.

6. TERMINATION
   -----------

This Contract may be terminated without cause at any time by either party by giving to the other party ninety (90) days written notice of termination.

In the event either party fails to comply with any material term of this Contract, this Contract may be immediately terminated for cause by the other party upon written notice of such failure to comply. Such notice of termination to be effective on the date specified therein unless the other party cures such failure within thirty (30) days of such notice.

Upon termination of this Contract, You shall immediately deliver to Unum all materials and supplies belonging to or supplied by Unum.

The responsibilities of both parties with respect to (a) the continuing administration and service of inforce business and (b) vested Marketing Service Fees (if applicable) shall not be affected by such termination. Marketing Service Fees under this Contract shall be vested only as set forth in the applicable schedules.

7. COMPLAINTS AND RECORDS
   ----------------------

Each party will immediately notify the other party of any complaint against it or Your Producers arising from performance, or lack thereof, of this Contract. Each party will, upon receipt of any summons, complaint, or notice of suit, forward such notice to the other party by express or overnight mail. Each party will, upon receipt of any inquiry from an insurance department or other regulatory body with respect to activity under this Contract, forward such inquiry to the other party by express or overnight mail.

Each party shall maintain at its principal administrative office adequate books and records of all transactions under this Contract. Each party shall have the right to audit such books and records upon reasonable notice to the other party. Such books and records shall be maintained in accordance with prudent standards of insurance recordkeeping for the term of this Contract and for the five-year period following the termination of this Contract.

8. NOTICES
   -------

All notices, requests, demands and other communications between the parties pursuant to this Contract shall be deemed delivered when mailed to the parties as follows:

To You:             David L. Eslick
                    Chief Operating Officer
                    USI Insurance Services Corp.
                    50 California Street, 24th Floor
                    San Francisco, CA 94111-4796

To Unum:            Unum
                    One Fountain Square
                    Chattanooga, TN 37402
                    ATTN: National Marketing Organization

9. TERMS
   -----

This Contract shall be governed by, construed and interpreted in accordance with the laws of the State of Tennessee.

This Contract is binding upon Unum and You, and our respective, successors and assigns. You are expressly prohibited from making any sale, transfer, assignment, hypothecation or pledge of any interest whatsoever in this Contract, or any funds due or to become due hereunder, unless expressly approved in writing by Unum. Performance of this Contract is not contingent upon Unum's rating, underwriting or marketing practices. This Contract does not expressly or impliedly obligate Unum to accept insurance business from Your Producers that does not comply with Unum's rating, underwriting or marketing practices as they may exist and change from time to time during the term of this Contract.

This Contract, together with any amendments hereto, embodies the entire contract between the parties with respect to the subject matter herein. No amendment, waiver, modification, variation, or changes will be binding on any party unless reduced to writing and signed by an authorized officer of both parties. The failure or any delay of either party at any time to insist upon performance of any term set forth herein shall not be construed as a waiver of performance of such term. This Contract cancels and supersedes all previous understandings, agreements or contracts, whether written or oral, between the parties with respect to the subject matter herein. If any provision of this Contract should be determined to be invalid or otherwise unenforceable under law, the remainder of this Contract shall not be affected thereby.

Each party acknowledges that, in performing its responsibilities under this Contract, it may receive disclosure of the other party's valuable, confidential, unique, and proprietary information ("Confidential Information"). If such Confidential Information is designated in writing as such, then, except as provided in this Contract or as reasonably required to perform its duties and obligations under this Contract, neither party shall, directly or indirectly, disclose, sell or otherwise transfer or make available to any third party, or use for any purpose, any Confidential Information in its possession. Confidential Information shall not include (a) any information that is or becomes generally available to the public, other than as a result of breach of this Contract or (b) any information that is lawfully obtained from a third party with the right to disclose such information, or (c) any information that each party either possessed prior to the effective date on this Contract or independently developed at any time.

IN WITNESS WHEREOF, this Contract has been duly executed.

Unum Life Insurance Company of             USI Insurance Services Corp. of San
America and its affiliates                 Francisco, California
("Unum")                                            ("You")


By: /s/ Roger D. WALL                        By: /s/ David L. Eslick
    ------------------------------------         -------------------------------

    Roger D. WALL                                David L. Eslick
----------------------------------------   -------------------------------------
Name                                       Name

    VP, National Marketing Organization          President & COO
----------------------------------------   -------------------------------------
Title                                      Title

    2-14-00                                      50 California
----------------------------------------   -------------------------------------
Date                                       Street Address

                                                 S.F. CA 94111
                                           -------------------------------------
                                           City, State, Zip

                                    Exhibit A

                             NET ALLOWANCE SCHEDULE
                                      FOR
                          USI INSURANCE SERVICES CORP.

                      INDIVIDUAL DISABILITY INCOME PRODUCTS
                      -------------------------------------

Marketing Service Fees:
-----------------------

An Individual Disability Income Marketing Service Fee will be paid based on total paid first-year IDI comissionable premium sold by USI Insurance Services Corp. and accepted by UNUM Life Insurance Company of America and its affiliates herein referred to as the "Company" according to the following schedule:

---------------------------------------------------------------
Illegible
---------------------------------------------------------------
First $1,000,000                   10.0%                   2.0%
---------------------------------------------------------------
Next  $1,000,000                   13.0%                   2.0%
---------------------------------------------------------------
Next  $1,000,000                   17.0%                   2.0%
---------------------------------------------------------------
Next  $1,000,000                   19.0%                   2.0%
---------------------------------------------------------------
Over  $4,000,000                   21.0%                   2.0%
---------------------------------------------------------------

..    When the total paid first-year IDI commissionable premium equals any of the listed thresholds, the higher first-year IDI Marketing Service Fee will be paid on the incremental paid first-year commissionable premium.

..    Production related to Accident Income Recovery (Policy Form 475) and
     Essential Disability Protection (EDP) will apply in calculating the total paid first-year IDI commissionable premium; however, Marketing Service Fees will not be paid on these products.

..    Amounts paid to producers associated with USI Insurance Services Corp.
     under the Premier Bonus program (or any successor or replacement program) will be deducted from Marketing Service Fees otherwise payable to USI Insurance Services Corp.

                           EMPLOYEE BENEFITS PRODUCTS
                           --------------------------

Marketing Service Fees:
-----------------------

An Employee Benefits Marketing Service Fee will be paid based on total paid first-year Employee Benefits commissionable premium sold by USI Insurance Services Corp. according to the following schedule:

A. Base Amount: A guaranteed payment amount of 1.0% of new annualized first-year Employee Benefits premium.

B.   Block Management Bonus: See the following schedule.

-------------------------------------------------------------
Illegible       Illegible   Illegible   Illegible   Illegible
-------------------------------------------------------------
87% to 89.99%       0%         0.5%        1.5%        2.0%
-------------------------------------------------------------
90% to 92.99%     1.0%         1.5%        2.0%       2.75%
-------------------------------------------------------------
93% to 95.99%     1.5%         2.0%       2.75%       3.75%
-------------------------------------------------------------
96% and above     2.0%        2.75%       3.75%        5.0%
-------------------------------------------------------------

..    Amounts paid to producers associated with USI Insurance Services Corp.
     under the Premier Bonus program (or any successor or replacement program) will be deducted from Marketing Service Fees otherwise payable to USI Insurance Services Corp.

..    A pro-rata refund must be made to the Company for any Marketing Service
     Fees on premiums refunded for any reason, at the same rate at which Marketing Service Fees were originally paid.

..    For purposes of this Schedule, Persistency is defined as a fraction, the denominator of which is "Beginning Inforce", as defined herein, and the numerator of which is "Year End Inforce", as defined herein. The resulting fraction shall be expressed as a percentage, rounded to the nearest hundredth of a percent.

     For the purposes of this Schedule, Beginning Inforce shall mean the aggregate annualized Product premium from cases that are in force on January 1 of the calendar production year, and on which a USI Insurance Services Corp. representative is the designated "Broker-of-Record", as defined herein.

     For the purposes of this Schedule, Year End Inforce shall mean "Beginning Inforce" minus the aggregate annualized Product premium which is lost from Beginning Inforce during the calendar production year due to termination, cancellation, or other discontinuance of insurance, and excluding any new Product premium produced in such calendar production year.

     For the purposes of this Schedule, Broker-of-Record shall mean the broker designated by the policyholder or contract holder and recognized by Unum as entitled to receive commissions or service fees on a policy or contract to which this Schedule applies.

..    Marketing Service Fees will not be paid on Employee Benefits plans written on an ASO financing arrangement, Mini Plans or Broker-of-Record changes.

..    Marketing Service Fees will not be paid on Employee Benefit Reserve buyouts.

..    Employee Benefit cases which migrate between companies in the UNUM group will not count as new business for allowance/compensation purposes.

                           VOLUNTARY BENEFITS PRODUCTS
                           ---------------------------

Marketing Service Fees:
-----------------------

A first-year Voluntary Benefits Marketing Service Fee will be paid based on total annualized commissionable VB premium sold by USI Insurance Services Corp. according to the following schedule:

----------------------------
Illegible          Illegible
----------------------------
First $500,000       1.00%
----------------------------
Next  $400,000       2.75%
----------------------------
Next  $600,000       4.75%
----------------------------
Over  $1,500,000     6.75%
----------------------------

..    When the total annualized commissionable VB premium sold equals any of the listed thresholds, the higher first-year Voluntary Benefits Marketing Service Fee will be paid on incremental total annualized commissionable VB premium.

..    Amounts paid to producers associated with USI Insurance Services Corp.
     under the Top Tier program (or any successor or replacement program) will be deducted from Marketing Service Fees otherwise payable to USI Insurance Services Corp.

..    The Company will be due a pro-rata refund of the first-year Marketing
     Service Fees on premiums refunded for any reason at the same rate at which the Marketing Service Fees were originally paid.

                               GENERAL PROVISIONS

l. Marketing Service Fees on temporary flat extra premiums, waived premiums, forgiven premium, discontinued/suspended premiums, internal rollovers, policy or administrative fees, or on the amount of permanent table-rated or percentage-rated premiums will be payable only as provided in the Company's then current rules and practices.

2. Unless provided otherwise, Marketing Service Fees payable on supplementary benefits will be at the same rates and subject to the same provisions as the policies to which they are attached.

3. On any policy eligible for discount(s), Marketing Service Fees payable shall be based on the actual premiums paid.

4. If this Contract is terminated, the applicable first year and renewal Marketing Service Fees which are otherwise payable on premiums received by the Company shall be continued only through the tenth policy year.

5. The unearned portion of any Marketing Service Fees paid to USI Insurance Services Corp. under a policy that has been terminated prior to the first policy anniversary date will be charged back to USI Insurance Services Corp. as an indebtedness to the Company.

6. Marketing Service Fees payable on policy changes, made-over policies, or policies being replaced by a new policy will be determined by the Company in accordance with its then current rules and practices.

7. The Company reserves the right to withdraw products or product lines from any and all jurisdictions at any time. The Company may introduce new products from time to time and compensation rates on such products will be established at the time of product introduction and may differ from rates published in this schedule.

8. For policies with issue ages 65 and above, Marketing Service Fees will be determined by the Company in accordance with its then current rules and practices.

9. Compensation rates may vary in some states due to regulatory requirements. Premiums received on policies issued in such states shall earn compensation as set forth in separate schedules.

                                    Exhibit B

                        COMMISSION SCHEDULED FOR BROKERS
                                    Illegible

     In accordance with the Compensation section in Your Contract/Agreement (hereinafter referred to as contract), this schedule is hereby adopted as part of that contract and replaces all prior commission schedules and contract amendments for business applied for on or after the effective date of this schedule. This schedule applies only to policies as so defined and classified by the Company which the Broker has been authorized to represent pursuant to the above-referenced contract.

     COMMISSIONS AND SERVICE FEES

1.   INDIVIDUAL INCOME PROTECTION ("IIP") first year commissions, renewal
     ----------------------------
     commissions and service fees will be payable to You as a percentage of commissionable premiums accepted by the Company on policies issued and placed on applications written personally by You, or in Your name, at the following rates:

First Year Commission:                      Renewals and Service Fees:
----------------------------------------------------------------------
Illegible
----------------------------------------------------------------------
Individual Income Protection   50%      1-7,499          5%   2.5%  2%
Products
                                    ----------------------------------
  (except as noted below for        7,500 - 14,999      10%     5%  2%
Accident
                                    ----------------------------------
 Income Recovery and Secure-        15,000 - 34,999     15%    10%  5%
Pak Plus)
                                    ----------------------------------
                                        35,000+       17.5%  12.5%  5%
----------------------------------------------------------------------
----------------------------------------------------------------------
Accident Income Recovery       65%        NA             0%     0%  0%
----------------------------------------------------------------------

----------------------------------------------
Illegible
----------------------------------------------
 2 Year Benefit Period           60%   6%   6%
----------------------------------------------
 5 Year and Age 65 Benefit       50%   5%   2%
Periods
----------------------------------------------

A. For AIB, FIO, GPI, GCI riders, Update, Indexing and similar Individual Income Protection policy riders or additions, the rates in this schedule apply to the premium charged for these riders or additions at the time of policy issue. When the benefit is exercised, the commissions on the new additional premium for the increased insurance will be paid according to Company rules and practices then in effect.

B. For multi-life/large case policies issued as part of a special discount plan approved in advance, compensation will be adjusted in accordance with the Company's then current rules and practices.

C. Renewal commission rates are determined for years 2 through 10 based upon the level of New Net Annualized Premium produced in the calendar year in which the policy was placed and paid.

2.   INDIVIDUAL LONG TERM CARE INSURANCE first year commissions, renewal
     -----------------------------------
     commissions and service fees will be payable to You as a percentage of commissionable premiums accepted by the Company on policies issued and placed on applications written personally by You, or in Your name, at the following rates:

--------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------
   Year 1               Year 2-10                    Years 11 +
--------------------------------------------------------------------------
 Issue Age            Year 1 Net               In Force ILTC Premiums:
 ---------            Annualized
Less than 75   50%   ILTC Premium:       7.5%   Less than $25,000       0%
75 or More     40%  Less than $35,000   10.0     $25,000 or More        5%
                     $35,000 or More        %
--------------------------------------------------------------------------

----------------------------------------------------------
Illegible
----------------------------------------------------------
  Year 1            Year 2-10       Years 11+
----------------------------------------------------------
Issue Age                       In Force ILTC Premium
---------
Less than 75   25%     15%      Less than $25,000       0%
75 or More     20%               $25,000 or More        5%
----------------------------------------------------------

--------------------------------
Illegible
--------------------------------
Year 1   Year 2 - 10   Years 11+
--------------------------------
  32%        16%         0%
--------------------------------

------------------------------------------------------------
Illegible
------------------------------------------------------------
Years 1 - 3         Years 4-10          Years 11+
------------------------------------------------------------
 Issue Age                       In Force ILTC Premium:
 ---------                        Less than $25,000       0%
Less than 75   32%     4%         $25,000 or More         5%
75 or More     25%
------------------------------------------------------------

--------------------------------------------------------------------------------
                          Illegible
--------------------------------------------------------------------------------
Year 1                     Year 2-10                         Year 11+
--------------------------------------------------------------------------------
Issue Age           Year 1 Net Annualized           In Force II.TC Premium:
---------              ILTC Premium:
                       -------------
Less than   40         Less than $7,500        10%   Less than $25,000        0%
    75        %  $7,500 to less than $15,000   11%   $25,000 or More          5%
   75 or    30       $15,000 to less than      12%
   More       %              $30,000           13%
                  $30,000 to less than         14%
                        $50,000
                    $50,000 or more
--------------------------------------------------------------------------------

INDIVIDUAL LONG TERM CARE INSURANCE: Level Commission Scale Option
-----------------------------------

--------------------------------------------------------------------------------
                                  Illegible
--------------------------------------------------------------------------------
                Years 1 - 10                      Years 11 +
--------------------------------------------------------------------------------
                   15%                      In Force ILTC Premium:
                                            ----------------------
                                            Less than $25,000        0%
                                            $25,000 or more          5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Level Commission Scale Industry
--------------------------------------------------------------------------------
                 Years 1 - 10                        Years 11 +
--------------------------------------------------------------------------------
                     18%                                 0%
--------------------------------------------------------------------------------

A. While Broker's contract is active, Broker must maintain at least $10,000 of annualized ILTC in force premium to receive ongoing commission in years 11 and on.
B. For purposes of computing the Commissions Payable on ILTC premiums paid on policies with an Accelerated
     Premium Option rider, only sixty percent (60%) of such premiums shall count as paid premium.
C. Commissions Payable on Individual Long Term Care policies shall be determined either on a HI/LO commission scale or a Level commission scale (as illustrated in this schedule). You shall provide the Company written notification of which commission scale, HI/LO or Level, is to be used to determine Commissions Payable under this commission Schedule. The Company must receive such written notification, on a form approved by the Company, before Your first submission of an Individual Long Term Care application following the effective date of this Commission Schedule. If You fail to provide the Company with such written notification, the Company shall determine Commissions Payable using the HI/LO commission scale.

3.   INDIVIDUAL LIFE INSURANCE first year commissions, renewal commissions and
     -------------------------
     service fees will be payable to You as a percentage of commissionable premiums accepted by the Company on policies issued and placed on applications written personally by You, or in Your name, at the following rates:

Life Insurance First Year Commission:               Renewals and Service Fees:

------------------------------------------------------------------------------
Illegible                        Illegible   Illegible   Illegible   Illegible
------------------------------------------------------------------------------
Term
------------------------------------------------------------------------------
  Level I Term (10 & 15 year)       60%          0%          0%          0%
------------------------------------------------------------------------------
  Level I Term (20 year)            70%          0%          0%          0%
------------------------------------------------------------------------------
  Level II Term                     80%          0%          0%          0%
------------------------------------------------------------------------------
  Executive Life Carve-Out          10%          6%          6%          6%
------------------------------------------------------------------------------
Permanent
------------------------------------------------------------------------------
  Low Premium UL                    80%          6%          5%          2%
------------------------------------------------------------------------------
  Cash Accumulation UL              80%          5%          5%          2%
------------------------------------------------------------------------------
  UL-2100                           80%          6%          6%          3%
------------------------------------------------------------------------------
  Survivorship                      65%          3%          3%        2.5%
------------------------------------------------------------------------------

A. For universal life products and Survivorship, commission rates apply to premiums paid on commissionable minimum cost of insurance premium. Commissions Payable on excess premium deposits, above the commissionable minimum cost of insurance premium, is 3% in all years the excess premium is paid.

B. Commission Payable on term insurance re-entry is one-half the base first year commission rates shown in the table.

4.   GROUP INSURANCE commissions will be payable to You as a percentage of
     ---------------
     commissionable premiums accepted by the Company on Group policies issued and placed on applications written personally by You, or in Your name, at the following rates:

-----------------------------------------------------------------------------
           Product                   Illegible                      Illegible
-----------------------------------------------------------------------------
LTD, Catastrophic Disability,   On the first $15,000                    15%
DBL, Mini Plans and Flex LTD
                                ---------------------------------------------
                                On the next  $10,000                    10%
                                ---------------------------------------------
                                On the next  $25,000                     5%
                                ---------------------------------------------
                                On amounts in excess of $50,000          1%
-----------------------------------------------------------------------------
Life, Flex Life, AD&D, Flex     On the first $10,000                    12%
AD&D, STD, Flex STD
                                ---------------------------------------------
                                On the next $15,000                      7%
                                ---------------------------------------------
                                On the next $25,000                      5%
                                ---------------------------------------------
                                On the next $50,000                      1%
                                ---------------------------------------------
                                On amounts in excess of $100,000       0.5%
-----------------------------------------------------------------------------
Group Long Term Care *          All Premium                             15%
-----------------------------------------------------------------------------
* The Rate of Commissions, on Group LTC policies in Pennsylvania, is 10% of Policy Year Paid Annual Premium.
-----------------------------------------------------------------------------

---------------------------------------------------------------
    Illegible                                    Illegible
---------------------------------------------------------------
Voluntary LTD                                15% of all premium
---------------------------------------------------------------
Voluntary Life                               15% of all premium
---------------------------------------------------------------
Voluntary AD&D                               15% of all premium
---------------------------------------------------------------
Voluntary LTC                                15% of all premium
---------------------------------------------------------------
Voluntary LTC in PA                          10% of all premium
---------------------------------------------------------------
          Illegible                  Illegible        Illegible
---------------------------------------------------------------
Voluntary LTD, Life and AD&D   50% to less than 75%       5%
                               --------------------------------
                                  75% or greater        7.5%
---------------------------------------------------------------
      Voluntary LTC            15% to less than 25%       5%
                               --------------------------------
                                 Greater than 25%       7.5%
---------------------------------------------------------------

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------

On premiums for flexible benefit plans, commissions are calculated on each coverage by using the appropriate commission rates listed above. If service fees apply, an additional 5% of the annualized fee will be paid based on policyholder modal payments.

---------------------------------------------------------------
    Illegible                                     Illegible
---------------------------------------------------------------
Business Travel                              15% of all premium
---------------------------------------------------------------
Voluntary AD&D                               15% of all premium
---------------------------------------------------------------
Basic 24 Hour AD&D                           15% of all premium
---------------------------------------------------------------

---------------------------------------------------------------
Illegible                                             Illegible
---------------------------------------------------------------
GUL                                                     10%
---------------------------------------------------------------

A. The Company's determination of the applicability of the commission tables to specified insurance plans and coverages, as defined in Company materials, shall be conclusive and shall be made within a reasonable time after the effective date of any such coverage. The Company reserves the right at any time to review and revise any such determination. The Company also reserves the right at any time to review the determination of the applicability of the commission table for any product that may have been omitted at the effective date of the schedule.

B. Commissions shall be paid only on the total premium paid to the Company for insurance in force during all or part of each policy year, after appropriate adjustments have been made for additional premiums or premium refunds applicable to such policy year.

C. If, after its effective date, a policy is amended, and if the additional premiums payable under or on account of such amendment or amendments are determined by the Company to be NBOC premiums, commissions on such additional premiums will be payable under this schedule at such rate and such point in scale as the Company shall determine, but such commissions will be payable to the broker then designated by the policyholder as Broker-of-Record for such business.

5.   VOLUNTARY BENEFITS first year commissions, renewal commissions and service
     ------------------
     fees will be payable to You as a percentage of commissionable premiums accepted by the Company on Voluntary Benefits contracts issued and placed on applications written personally by You, or in Your name, at the following rates:

Voluntary Benefits First Year Commission:  Renewals and Service Fees:
---------------------------------------------------------------------
        Illegible                    Illegible   Illegible   Illegible
---------------------------------------------------------------------
PS Enhancer Disability (A)             60%          6%          6%
---------------------------------------------------------------------
PS Enhancer Disability (B)             50%         10%         10%
---------------------------------------------------------------------
Fortune Universal Life                 65%          5%          0%
---------------------------------------------------------------------
Cancer Assistance
---------------------------------------------------------------------
  Issue Age 0-54                       70%         10%         10%
---------------------------------------------------------------------
  Issue Age 55+                        40%         10%         10%
---------------------------------------------------------------------
PS1000 Universal Life                  75%          5%        2.5%
---------------------------------------------------------------------
PS2000 Excess Interest Whole           90%          5%        2.5%
Life
---------------------------------------------------------------------
Voluntary Income Recovery:
  . Accident                           60%         10%         10%
  . Disability                         60%          6%          6%
---------------------------------------------------------------------

A. Commissions and service fees on other Voluntary Benefits products not listed will be in accordance with the Company's then current rules and practices at the time the policy is placed and paid.

B. All Voluntary Benefits cases are subject to the Company's home office pre-approval.

C. For universal life products, commission rates apply to premiums paid on commissionable minimum cost of insurance premium. Commission Payable on excess premium deposits, above the commissionable minimum cost of insurance premium, is 3% in all years the excess premium is paid.

D. Commissions Payable on Voluntary Benefit products governed by state law that varies from rates shown will be paid according to the applicable rate prescribed by state law.

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------

1. Commissions and Fees. Commissions and fees on temporary flat extra premiums, waived premium, forgiven premium, discontinued/suspended premiums, internal rollovers, and/or automatic premium loans, policy or administrative fees, or on the amount of permanent table-rated or percentage-rated premiums will be payable only as provided in the Company's then current rules and practices.

2. Supplementary Benefits. Unless provided otherwise, commissions and fees payable on supplementary benefits will be at the same rates and subject to the same provisions as the policies to which they are attached.

3. Discounts. Commissions and fees payable shall be based upon the actual commissionable premiums paid on any policy eligible for discount(s).

4. Vesting and Payment of Commissions after Contract Termination. First year and renewal commissions otherwise payable to You on Voluntary Benefits and Individual Life Insurance premiums received by the Company shall be continued only through the tenth (10th) policy year. Individual Income Protection (IIP) in force premium will be reviewed annually in January of each year after Your termination and first year and renewal commissions and service fees shall be paid to You according to the following:

          a. If You have $25,000 or more of IIP annual premium in force, compensation will be paid during that year on all IIP premium received by the Company.
          b. If You have $10,000 but less than $25,000 of IIP annual premium in force, first year and renewal commissions for policy years two (2) through ten (10) only will be paid during that year on IIP premium received by the Company.
          c. If You have less than $10,000 of IIP annual premium in force, first year and renewal commissions for policy years two (2) through ten (10) only will be paid on IIP premium received by the Company during that year only and no subsequent compensation will be paid in future years.

Individual Long Term Care (ILTC) in force premium will be reviewed annually in January of each year after Your termination and first year and renewal commissions shall be paid to You according to the following:

     a. If You have $10,000 or more of ILTC annual premium in force, compensation will be paid during that year on all ILTC premium received by the Company.
     b. If You have less than $10,000 of ILTC annual premium is in force, first year and renewal commissions for policy years two (2) through ten (10) only will be paid during that year on ILTC premium received by the Company.

Group commissions shall be paid to You according to the following:

     a. No new commissions will be paid to You for new business submitted on any existing Group policy for which You are the Broker-of-Record.
     b. You will continue to receive commissions, payable on premiums received by the Company, on any Group policy that is in force at the time of Your termination as long as You are recognized as the Broker-of-Record for that Group policy.
     c. Following Your termination as Broker-of-Record on any Group policy, You shall have no further rights to the commission payable on premiums received by the Company on that Group policy.

5. Minimum Compensation Payment. If Your total current and accumulated compensation is less than $100, compensation may be accumulated until such compensation exceeds $100 before being paid to You.

6. Unearned Commissions. The unearned portion of any first year commissions paid to You under a policy which has terminated prior to the first policy anniversary date will be charged back to You as an indebtedness to the Company.

7. Policy Exchanges, Make-Overs, Replacements. Commissions Payable on policy changes, made-over polices, or policies being replaced by a new policy will be determined by the Company in accordance with its current rules and practices.

8. Applicable Schedule. Application of compensation schedules is subject to the Company's administrative procedures that determine which compensation schedule is applicable to Your contract.

9. Separate Schedule. Notwithstanding anything in this schedule to the contrary, premiums received for Individual Life Insurance and Voluntary Benefits Life Insurance products issued by the Company on applications written by You or in Your name in the state of New York shall earn compensation as set forth in a separate schedule.

10. Products. The Company reserves the right to withdraw products or product lines from any and all jurisdictions at any time. The Company may introduce new products from time to time and compensation rates on such products will be established at the time of product introduction which may differ from the rates published in this schedule.

11. Issue Ages 65 and Above. For policies with issue ages 65 and above, the base commission rates will be determined by the Company in accordance with its then current rules and practices.

12. Conversion Privilege. For policies issued in accordance with any conversion privilege, first year and renewal commissions will be in accordance with the Company's then current rules and practices.

13. Regulatory Requirements. Compensation rates may vary in some states due to regulatory requirements. Premiums received on policies issued in such states shall earn compensation according to the applicable rate prescribed by state law.

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------

1. Broker-of-Record. The broker requested by the policyholder, and accepted by the Company, as being entitled to receive commissions and/or service fees on the policy(ies) to which this schedule applies.

2. Commissions Payable. Commissions due to You on applicable premium pursuant to the terms and conditions of this Commission Schedule and Your Broker's Contract.

3. Commissionable Premium. On Individual Income Protection and Individual Life, commissionable premium is equal to gross premium minus policy fees and premium rated in excess of 30%. On Individual Long Term Care, commissionable premium is equal to premium received.

4. In Force Premium. Calculated as the sum of premiums, due from policyholders, on policies which are in effect.

5. NBOC (New Business on Old Contracts) Premiums. Premium generated by an amendment made to a policy after that policy's original effective date, which: a) extends coverage to employees of affiliated or subsidiary companies or groups not previously insured by the Company; b) covers classes of employees or members not insured by the Company on such effective date; c) increases or modifies the insurance provided by the schedule of insurance in the policy then in effect; or d) adds any insurance coverage not included on the effective date, as determined by the Company at the time of change.

6. New Net Annualized IIP Premium. The Sum of the first year modal IIP Commissionable Premiums multiplied by the number of modals in the policy year less any unearned premium due to terminations during the Production Year.

7. Group Policy. The master policy contract with the employer, association or board of trustees as the case may be and not the individual certificates issued thereunder to the employees or members, as the case may be.

8. Policy or participation year. Any period of twelve (12) consecutive months terminating on an anniversary of the effective date of the policy.

9. Production Year. A twelve-month period of time between January 1 and December 31 inclusive.

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------

In accordance with the Compensation section Your Contract/Agreement (hereinafter referred to as Contract), this schedule is hereby adopted as part of that contract and replaces all prior incentive compensation schedules and contract amendments for business written on or after the effective date of this schedule. This schedule applies only to policies as so defined and classified by the Company which the Broker has been authorized to represent pursuant to the Contract.

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------

The following products are eligible: Individual Income Protection (including Indexing, AIB's, GCI's, FIO's, Updates and Step Rates), Individual Long Term Care and Individual Life.

     . Multi-life/large case premium discount Individual Income Protection policies are excluded from the New Sales Incentive payment but will be included for calculating eligibility for incentive qualification level.

     . ILTC Pennsylvania policies are excluded from the New Sales Incentive program.

     . Indexing, FIOs and Step Rate premiums exercised on Unum policies with an original policy application date prior to 1/1/2000 are excluded from the New Sales Incentive program

     -----------------------------------------------------------
     Illegible
     -----------------------------------------------------------
      $ 1,000                                  Minimum Threshold
     -----------------------------------------------------------
      $ 7,500                                         I
     -----------------------------------------------------------
      $15,000                                        II
     -----------------------------------------------------------
      $30,000                                        III
     -----------------------------------------------------------
      $50,000                                        IV
     -----------------------------------------------------------

The Individual Products New Sales Incentive is calculated and paid quarterly based upon Your cumulative net paid annualized individual new premium. Each quarterly incentive payment represents the difference in the year-to-date incentive calculation less any previous incentive payments made year-to-date. The calculation of the incentive will be determined by the Company in accordance with its then current rules and practices.

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------

     Each new sale of the following Group products will earn one new coverage credit:

     ---------------------------------------------------------------------------
     Long Term Disability                 Flex Long Term Disability
     ---------------------------------------------------------------------------
     Short Term Disability                Flex Short Term Disability
     ---------------------------------------------------------------------------
     Life                                 Flex Life
     ---------------------------------------------------------------------------
     Accidental Death & Dismemberment     Flex Accidental Death & Dismemberment
     ---------------------------------------------------------------------------
     Long Term Care                       Lifestyle LTD
     ---------------------------------------------------------------------------
     Special Risk                         Lifestyle Life
     ---------------------------------------------------------------------------
     Group Universal Life                 Lifestyle AD&D
     ---------------------------------------------------------------------------
                                          Lifestyle Long Term Care
     ---------------------------------------------------------------------------
     Note: All mini-plans are excluded.

                          Qualification is as follows:

     -----------------------------------------------------
     Illegible
     -----------------------------------------------------
        3          Or     $   50,000     Minimum Threshold
     -----------------------------------------------------
        5          Or     $  150,000             I
     -----------------------------------------------------
       15          Or     $  500,000            II
     -----------------------------------------------------
       25          Or     $  750,000           III
     -----------------------------------------------------
       35          Or     $1,500,000            IV
     -----------------------------------------------------

The Group Products New Sales Incentive is calculated and paid quarterly based upon Your cumulative new coverage credits or Your Submitted Group Net Annualized New Premium. Each quarterly bonus payment represents the difference in the year-to-date bonus calculation less any previous bonus payments made year-to-date. The calculation of the bonus will be determined by the Company in accordance with its then current rules and practices.

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------

The following Voluntary Benefits products are eligible:
--------------------------------------------------------------------------------
PS Enhancer Disability (A)                    PS2000 Excess Interest Whole Life
--------------------------------------------------------------------------------
PS Enhancer Disability (B)                    Voluntary Income Recovery:
-------------------------------------------
Fortune Universal Life                           Accident
-------------------------------------------
Cancer Assistance                                Disability
--------------------------------------------------------------------------------
PS1000 Universal Life
--------------------------------------------------------------------------------

                          Qualification is as follows:

--------------------------------------------------------------------------------
Illegible                                                Illegible
--------------------------------------------------------------------------------
$ 15,000                                             Minimum Threshold
--------------------------------------------------------------------------------
$ 50,000                                                      I
--------------------------------------------------------------------------------
$100,000                                                     II
--------------------------------------------------------------------------------
$150,000                                                    III
--------------------------------------------------------------------------------
$250,000                                                     IV
--------------------------------------------------------------------------------

The Voluntary Benefits Products New Sales Incentive is calculated and paid quarterly based upon Your Net Paid Annualized Voluntary Benefits New Premium. Each quarterly bonus payment represents the difference in the year-to-date bonus calculation less any previous bonus payments made year-to-date. The calculation of the bonus will be determined by the Company in accordance with its then current rules and practices.

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------

The Cross Sell Reward, for the New Sales Incentives, is an adjustment factor which is calculated quarterly based upon one of the above-described options. Achieving a cross sell reward results in Your current basic qualification level being adjusted upward by one (1) level. The calculation of the adjustment, and resulting incentive, will be determined by the Company in accordance with its then current rules and practices.

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------

       INDIVIDUAL PRODUCTS: Payment is a percentage of Net Paid Annualized
                             Individual New Premium

------------------------------------------------------------------------------------
         Porducts                Level I   Level II   Level III   Level IV   Level V
------------------------------------------------------------------------------------
Individual Income Protection *       5%        10%        15%         20%      22%
------------------------------------------------------------------------------------
Individual Life *                    5%       7.5%      12.5%       17.5%      20%
------------------------------------------------------------------------------------
Individual Long Term Care          2.5%         5%        10%         15%      15%
------------------------------------------------------------------------------------

* Secure-Pak Plus and Executive Life Carve-Out have a separate payment structure as follows:

------------------------------------------------------------------------------------
         Products                Level I   Level II   Level III   Level IV   Level V
------------------------------------------------------------------------------------
..  Secure-Pak Plus                 1%         2%          3%        4.5%        5%

..  Executive Life Carve-Out        1%         2%          3%        4.5%        5%
------------------------------------------------------------------------------------

       GROUP PRODUCTS: Payment is a percentage of standard annualized base commissions

------------------------------------------------------------------------------------
         Porducts                Level I   Level II   Level III   Level IV   Level V
------------------------------------------------------------------------------------
ALL Eligible Products              10%       20%         40%        50%        55%
------------------------------------------------------------------------------------

   VOLUNTARY BENEFITS PRODUCTS: Payment is a percentage of Net Paid Annualized
                             Individual New Premium

------------------------------------------------------------------------------------
         Porducts                Level I   Level II   Level III   Level IV   Level V
------------------------------------------------------------------------------------
ALL Eligible Products              1%         2%         3%         4.5%       5%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------

     INDIVIDUAL PRODUCTS (Payment is equal to the qualification percentage
     -------------------
 multiplied by Individual Products collected renewal premium during the current
                                Production Year.)

Minimum Eligibility: $150,000 of in force Individual Products premium as of the end of the prior Production Year and a minimum of Net Paid Annualized Individual New Premium during the current Production Year.

Eligible Products: All Individual Income Protection Products, Individual Long Term Care and Provident/Paul Revere Individual Life.

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------
                      At least $150,000   At least $400,000   At least $800,000
--------------------------------------------------------------------------------
$ 25,000                        1%               1.5%                 2%
--------------------------------------------------------------------------------
$ 50,000                      1.5%                 2%                 3%
--------------------------------------------------------------------------------
$100,000                        2%                 3%                 4%
--------------------------------------------------------------------------------

 GROUP PRODUCTS (Payment is equal to the qualification percentage multiplied by
 --------------
  Group Products Earned Renewal Commissions paid during the current Production
                                     Year.)

Minimum Eligibility: $150,000 of in force Group Products premium as of the end of the prior Production Year and a minimum of Submitted Group Net Annualized New Premium during the current Production Year.

Eligible Products: LTD, STD, Life, AD&D, Group Universal Life, Special Risk, GLTC, Flex LTD, Flex STD, Flex Life, Flex AD&D, Lifestyle LTD, Lifestyle Life, Lifestyle AD&D, Lifestyle GLTC.

The following are excluded from the Group Products In Force Incentive:
..    Mini-plans

..    UnumAmerica/Commercial Life Group Association Business

..    Voluntary Benefits products

--------------------------------------------------------------------------------
Illegible
--------------------------------------------------------------------------------
                      At least 90%       At least 94%       At least 98%
--------------------------------------------------------------------------------
$ 50,000                   5%                 7%                 10%
--------------------------------------------------------------------------------
$100,000                   7%                10%                 15%
--------------------------------------------------------------------------------
$200,000                   8%                13%                 18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CENTRAL PROVISIONS
--------------------------------------------------------------------------------

1. Payments. Incentive compensation on temporary flat extra premiums, waived premium, forgiven premium, discontinued/suspended premiums, internal rollovers, and/or automatic premium loans, policy or administrative fees, or on the amount of permanent table-rated or percentage-rated premiums will be payable only as provided in the Company's then current rules and practices.

2. Applicable Schedule. Application of compensation schedules is subject to the Company's administrative procedures that determine which incentive compensation schedule is applicable to Your contract.

3. Changes. The Company reserves the right to change, modify, alter, or revise any incentive level or threshold requirement in the incentive compensation schedules for any future qualification period. Notice of such change will be given to producers who have qualified for any such incentive payment in the previous qualification period and to new qualifiers at the time of incentive payment.

4. Products. The Company reserves the right to withdraw products or product lines from any and all jurisdictions at any time. The Company may introduce new products from time to time and incentive payments on such products will be established, at the time of product introduction, that may differ from rates published in this schedule.

5. Policies with issue ages 65 and above. For policies with issue ages 65 and above, incentive payments will be determined by the Company in accordance with its then current rules and practices.

6. Separate Schedule. Notwithstanding anything in this schedule to the contrary, premiums received for Individual and Voluntary Benefits life insurance products issued by the Company on applications written by You or in Your name in the state of New York shall not count toward the new sales incentives or inforce incentives.

7. Individual Long Term Care policies issued in Delaware, Indiana, Michigan, Pennsylvania and Wisconsin. For ILTC policies issued in the states mentioned above, they will be included toward the in force incentive qualification; however, they will not count toward payment.

--------------------------------------------------------------------------------
DEFINITIONS of terms used herein
--------------------------------------------------------------------------------

1. Annualized Terminated Premium. The aggregate annualized premium lost from Beginning Annualized In Force Premium during the Production Year due to termination, cancellation, or other discontinuance of insurance.

2. Beginning Annualized In Force Premium. The aggregate annualized in force premium from Eligible Products that are effective prior to the beginning of the Production Year and in force at the beginning of the Production Year and on which the Broker is the designated Broker-of-Record.

3. Collected Renewal Premium. Premium received from the policyholder in policy years two plus and recorded as paid by the Company.

4. Earned Renewal Commissions. Commissions earned from premiums received from the policyholder in policy years two plus and recorded as paid by the Company.

5. Net Paid Annualized New Premium. The product of the first year modal Commissionable Premiums, from products sold, multiplied by the number of modals in the policy year less any unearned premium due to first policy year terminations during the production year.

6. Premium Persistency. A fraction, the numerator of which is the difference between Your Beginning Annualized In Force Premium and Your Annualized Terminated Premium. The denominator is the equal to the Beginning Annualized In Force Premium. The fraction results in a percentage which will be rounded to the nearest tenth of a percent.

7. Production Year. A twelve-month period of time between January 1 and December 31.

8. Submitted Premium. Premium associated with an application for insurance placed by You with The Company for which no premium has yet been paid.

                                 [LOGO] Unum(R)
                                   ----------
                       Protecting everything you work for

October 30, 2000

Mr. Joey L. Martinelli
Assistant to General Counsel
USI Insurance Services Corporation
50 California St., 24th Floor
San Francisco, CA 94111-4796

Re: Consulting Engagement letter

Dear Joey:

Please find enclosed an original copy of the signed Amendment To Marketing Contract for your files.

If you have any questions, please do not hesitate in calling me at (423) 642-4434. Thank you.

Sincerely,


/s/ Tony E. Pepper
-------------------
Tony E. Pepper
Account Manager

TEP/hs

Enclosure

                           Unum Provident Corporation
                 1 Fountain Square, Chattanooga, Tennessee 37402
                                  423.755.1011
            Unum is the marketing brand of UnumProvident Corporation

                         Amendment To Marketing Contract

     Whereas, Unum Life Insurance Company of America and its affiliates ("Unum") and USI Insurance Services Corp. ("USI") entered into a Marketing Contract dated January 1, 2000;

     Whereas, Unum and USI desire to amend the Marketing Contract;

     Now, therefore, in consideration of mutual covenants, agreement and promises hereafter contained, Unum and USI agree as follows:

     1) This Amendment is effective January 1, 2000 as to the CISCO System, Inc. group term life case, policy numbers 25713 and 25714 and effective September 1, 2000 as to the Triad Hospitals, Inc. long-term disability case, policy number 25479. This Amendment applies only to the above-referenced cases and policies.

     2) A 4% flat marketing service fee will be paid to USI on the CISCO System, Inc. group term life case, policy numbers 25713 and 25714 and the Triad Hospitals, Inc. long-term disability case, policy number 25479 as of the effective dates noted above. No other compensation will be paid to USI other than the 4% marketing service fee, and the 4% marketing service fee will only be paid to USI under the following conditions:

          a)   CISCO System, Inc. and Triad Hospitals, Inc. remain Unum cases;
               and

          b) Strategic Benefit Planning of Houston, Texas remains the broker of record on both cases; and

          c) If there is a rate change up to and including the renewal date of January 1, 2003 for CISCO System, Inc. and a renewal date of May 12, 2001 for Triad Hospitals, Inc., Unum reserves the right to renegotiate the marketing service fee.

     3) Unless expressly modified by this Amendment, all terms and conditions in the Marketing Contract shall remain in effect.

     In Witness Whereof, Unum and USI have caused this Amendment to be signed by their duly authorized officers.

Unum Life Insurance Company
of America and its affiliates                       USI Insurance Services Corp.


By: /s/ Roger D. Wall                               By: /s/ David L. Eslick
    -------------------------------                     ------------------------
Name: Roger D. Wall                                 Name: David L. Eslick
Title: V.P. National Marketing Org.                 Title: President & COO
Date: 10/30/00                                      Date: 10/18/00

                         Amendment To Marketing Contract
                                 By and Between
                     Unum Life Insurance Company of America
                         and its affiliates ("Unum") and
                      USI Insurance Services Corp.,("USI")

     The Marketing Contract executed by and between Unum and USI effective January 1, 2000 ("Contract") is hereby amended effective January 1, 2001 as follows:

     The attached Net Allowance Schedule for USI replaces any schedules attached to the Contract.

     Except as provided herein, the Contract shall be unchanged and remain in full force and effect.

     In Witness Whereof, the parties hereto have set their hands and seals.

Unum Life Insurance Company
Of America and its affiliates                   USI Insurance Services, Corp.


By: /s/ Illegible                               By: /s/ DAVE ESLICK
    -------------------------                       ----------------------------
Name:  Illegible                                 Name:  DAVE ESLICK
Title: Illegible                                 Title: PRESIDENT & COO
Date:  Illegible                                 Date:  6/26/01

                                    EXHIBIT A

                             NET ALLOWANCE SCHEDULE

                                       FOR

                          USI INSURANCE SERVICES CORP.

                      INDIVIDUAL DISABILITY INCOME PRODUCTS
                      -------------------------------------

Marketing Service Fees:
-----------------------

An Individual Disability Income Marketing Service Fee will be paid based on total paid first-year IDI comissionable premium sold by USI Insurance Services Corp. and accepted by UNUM Life Insurance Company of America and its affiliates herein referred to as the "Company" according to the following schedule:

-------------------------------------------------------
Total Paid First-Year IDI                      Renewals
  Commissionable Premium    First Year Rate   Year 2-10
-------------------------------------------------------
    First $1,000,000             10.0%           2.0%
-------------------------------------------------------
    Next  $1,000,000             13.0%           2.0%
-------------------------------------------------------
    Next  $1,000,000             17.0%           2.0%
-------------------------------------------------------
    Next  $1,000,000             19.0%           2.0%
-------------------------------------------------------
    Over  $4,000,000             21.0%           2.0%
-------------------------------------------------------

..    When the total paid first-year IDI commissionable premium equals any of the listed thresholds, the higher first-year IDI Marketing Service Fee will be paid on the incremental paid first-year IDI commissionable premium.

..    Production related to Accident Income Recovery (Policy Form 475) and
     Essential Disability Protection (EDP) will apply in calculating the total paid first-year IDI commissionable premium; however, IDI Marketing Services Fees will not be paid on these products.

..    Amounts paid to producers associated with USI Insurance Services Corp.
     under the Premier Bonus program (or any successor or replacement program) will be deducted from Marketing Service Fees otherwise payable to USI Insurance Services Corp.

1/29/2001

                           EMPLOYEE BENEFITS PRODUCTS
                           --------------------------

Marketing Service Fees:
-----------------------

An Employee Benefits Marketing Service Fee will be paid based on total paid first-year Employee Benefits commissionable premium sold by USI Insurance Services Corp. and accepted by the Company according to the following schedule:

A. Base Amount: A guaranteed payment amount of 1.0% of new annualized first-year Employee Benefits premium.

B.   Block Management Bonus: See the following schedule.

---------------------------------------------------------------------------
                                             New Sales*
---------------------------------------------------------------------------
Premium Persistency
   Requirement
 Beginning Inforce
     1/1/2001         $13,000,000   $15,000,000   $17,000,000   $19,000,000
 Year End Inforce          to            to            to           or
    12/31/2001        $14,999,999   $16,999,999   $18,999,999      more
---------------------------------------------------------------------------
   87% to 89.99%         0.0%            0.5%         1.5%          2.0%
---------------------------------------------------------------------------
   90% to 92.99%         1.0%            1.5%         2.0%         2.75%
---------------------------------------------------------------------------
   93% to 95.99%         1.5%            2.0%        2.75%         3.75%
---------------------------------------------------------------------------
   96% and above         2.0%           2.75%        3.75%          5.0%
---------------------------------------------------------------------------
* New Sales thresholds will be adjusted annually based on sales goals established by the Company

..    Amounts paid to producers associated with USI Insurance Services Corp.
     under the Premier Bonus program (or any successor or replacement program) will be deducted from Marketing Service Fees otherwise payable to USI Insurance Services Corp.

..    A pro-rata refund must be made to the Company for any Marketing Service
     Fees on premiums refunded for any reason, at the same rate at which Marketing Service Fees were originally paid.

..    For purposes of this Schedule, Persistency is defined as a fraction, the denominator of which is "Beginning Inforce", as defined herein, and the numerator of which is "Year End Inforce", as defined herein. The resulting fraction shall be expressed as a percentage, rounded to the nearest hundredth of a percent.

     For the purposes of this Schedule, Beginning Inforce shall mean the aggregate annualized Product premium from cases that are in force on January 1 of the calendar production year, and on which a USI Insurance Services Corp. representative is the designated "Broker-of-Record", as defined herein.

     For the purposes of this Schedule, Year End Inforce shall mean "Beginning Inforce" minus the aggregate annualized Product premium which is lost from Beginning Inforce during the calendar production year due to termination, cancellation, or other discontinuance of insurance, and excluding any new Product premium produced in such calendar production year.

     For the purposes of this Schedule, Broker-of-Record shall mean the broker designated by the policyholder or contract holder and recognized by the Company as entitled to receive commissions or service fees on a policy or contract to which this Schedule applies.

..    Marketing Service Fees will not be paid on Employee Benefits plans written on an ASO financing arrangement, Mini Plans or Broker-of-Record changes.

..    Marketing Service Fees will not be paid on Employee Benefit Reserve buyouts.

..    Employee Benefit cases which migrate between companies in the UNUM group will not count as new business for allowance/compensation purposes.

                           VOLUNTARY BENEFITS PRODUCTS
                           ---------------------------

Marketing Service Fees:
-----------------------

A first-year Voluntary Benefits Marketing Service Fee will be paid based on total annualized first-year commissionable VB premium sold by USI Insurance Services Corp. and accepted by the Company according to the following schedule:

----------------------------------------------
Total Annualized First-Year
 Commissionable VB Premium     First Year Rate
----------------------------------------------
     First $500,000                1.00%
----------------------------------------------
     Next  $400,000                2.75%
----------------------------------------------
     Next  $600,000                4.75%
----------------------------------------------
     Over  $1,500,000              6.75%
----------------------------------------------

..    When the total annualized first-year commissionable VB premium sold equals any of the listed thresholds, the higher first-year Voluntary Benefits Marketing Service Fee will be paid on incremental total annualized first-year commissionable VB premium.

..    Amounts paid to producers associated with USI Insurance Services Corp.
     under the Top Tier program (or any successor or replacement program) will be deducted from Marketing Service Fees otherwise payable to USI Insurance Services Corp.

..    The Company will be due a pro-rata refund of the first-year Marketing
     Service Fees on premiums refunded for any reason at the same rate at which the Marketing Service

     Fees were originally paid.

                       INDIVIDUAL LONG TERM CARE PRODUCTS
                       ----------------------------------

Marketing Service Fees:
-----------------------

An Individual Long Term Care Marketing Service Fee will be paid based on total paid first-year ILTC commissionable premium sold by USI Insurance Services Corp. and accepted by the Company according to the following schedule:

---------------------------------------------------------
Total Paid First-Year ILTC                       Renewals
  Commissionable Premium      First Year Rate    Years 2+
---------------------------------------------------------
      First $250,000                2.0%           0.0%
---------------------------------------------------------
      Next  $250,000                4.0%           0.0%
---------------------------------------------------------
      Next  $250,000                6.0%           0.0%
---------------------------------------------------------
      Next  $250,000                8.0%           0.0%
---------------------------------------------------------
      Over  $1,000,000             10.0%           0.0%
---------------------------------------------------------

..    When the total paid first-year ILTC commissionable premium equals any of the listed thresholds, the higher first-year ILTC Marketing Service Fee will be paid on the incremental paid first-year ILTC commissionable premium.

..    For purposes of computing the Marketing Service Fee payable on ILTC premiums paid on policies with an Accelerated Premium Option rider, only sixty percent(60%) of such premiums shall count as paid premium.

..    Amounts paid to producers associated with USI Insurance Services Corp.
     under the Prestige Bonus program (or any successor or replacement program) will be deducted from Marketing Service Fees otherwise payable to USI Insurance Services Corp.

                               GENERAL PROVISIONS

l. Marketing Service Fees on temporary flat extra premiums, waived premiums, forgiven premium, discontinued/suspended premiums, internal rollovers, policy or administrative fees, or on the amount of permanent table-rated or percentage-rated premiums will be payable only as provided in the Company's then current rules and practices.

2. Unless provided otherwise, Marketing Service Fees payable on supplementary benefits will be at the same rates and subject to the same provisions as the policies to which they are attached.

3. On any policy eligible for discount(s), Marketing Service Fees payable shall be based on the actual premiums paid.

4. If this Contract is terminated, the applicable first year and renewal Marketing Service Fees which are otherwise payable on premiums received by the Company shall be continued only through the tenth policy year.

5. The unearned portion of any Marketing Service Fees paid to USI Insurance Services Corp. under a policy that has been terminated prior to the first policy anniversary date will be charged back to USI Insurance Services Corp. as an indebtedness to the Company.

6. Marketing Service Fees payable on policy changes, made-over policies, or policies being replaced by a new policy will be determined by the Company in accordance with its then current rules and practices.

7. The Company reserves the right to withdraw products or product lines from any and all jurisdictions at any time. The Company may introduce new products from time to time. Compensation rates on such products will be established at the time of product introduction. Such rates may differ from rates published in this schedule.

8. For policies with issue ages 65 and above, Marketing Service Fees will be determined by the Company in accordance with its then current rules and practices.

9. Compensation rates may vary in some states due to regulatory requirements. Premiums received on policies issued in such states shall earn compensation as set forth in separate schedules.